NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAW.  THE COMPANY WILL NOT TRANSFER THIS WARRANT, OR ANY SHARES OF COMMON SHARES ISSUABLE UPON EXERCISE, UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING THIS WARRANT OR SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

Warrant Holder:  «Name»
 Dated:  _________, 200_

For the Purchase of «Warrant» Shares of Common Stock	No. «Number»

WARRANT FOR THE PURCHASE OF
SHARES OF COMMON STOCK OF

DEER CONSUMER PRODUCTS, INC.

Expiring Three Years from the Date Hereof

FOR VALUE RECEIVED, Deer Consumer Products, Inc. (“Company”), hereby certifies that the Warrant Holder specified above, or his registered assigns (“Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company on or before the third anniversary of the date hereof, that number of shares of Common Stock, $.001 par value, of the Company (“Common Stock”) set forth above, at a purchase price equal to $1.50 per share (as may be adjusted as provided below) upon the terms and conditions set forth herein.  The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.

1. Registration of Transfers and Exchanges.

(i) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company, provided, however, that the Holder shall not make any transfers to any transferee pursuant to this Section for the right to acquire less than 50,000 Warrant Shares (or the balance of the Warrant Shares to which this Warrant relates).  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(ii) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

2. Exercise.

(i) Procedure for Exercise.  Subject to the conditions and terms set forth herein, this Warrant may be exercised by the Registered Holder (“Conversion Right”), in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit 1 duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

(ii) Exercise of Conversion Right.  Subject to the terms and conditions set forth herein, the Conversion Right may be exercised by the Holder on any business day by delivering to the Company the Warrant with a duly executed Notice of Exercise Form attached hereto as Exhibit 1 with the conversion section completed by specifying the total number of shares of Common Stock the Registered Holder will purchase pursuant to such conversion.

(iii) Date of Exercise.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company.  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(iv) Issuance of Certificate.  As soon as practicable after the exercise of the purchase right represented by this Warrant, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof, and

(b) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 2(i) above.

(v) Exercise of Warrant.  The Warrant may be exercised in whole or from time to time in part on or prior to the third anniversary of the date hereof, as first set forth above.

3. Adjustments.

(i) Split, Subdivision or Combination of Shares.  If, at any time while this Warrant remains outstanding and unexpired, the outstanding shares of the Company’s Common Stock shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), shall be proportionately decreased.  If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(ii) Reclassification, Reorganization, Consolidation or Merger.  In the case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 3(i) above), or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof, the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant.  In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 3 (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

(iii) Price Adjustment.  No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least $0.01; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(iv) No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Registered Holder of this Warrant to adjustments in the Exercise Price.

(v) Notice of Adjustment.  Upon any adjustment of the Exercise Price or extension of the Warrant exercise period, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant describing the event requiring the adjustment, stating the adjusted Exercise Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4. Fractional Shares.  The Company shall not be required to issue fractions of shares of Common Stock upon exercise.  If any fractions of a share would, but for this Section 4, be issuable upon any exercise, in lieu of such fractional share the Company shall round up or down to the nearest whole number.

5. Limitation on Sales.  Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares, as of the date of original issuance of this Warrant, have not been registered under the Securities Act of 1933, as amended (“Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares or (ii) an opinion of counsel, reasonably acceptable to the Company and its counsel, that such registration and qualification are not required.  The Warrant Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT."

6. Notices of Record Date.  In case:  (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

7. Reservation of Stock.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.  So long as this Warrant remains outstanding, the Company shall maintain the listing of the shares of Common Stock to be issued upon exercise on each national securities exchange on which Common Stock is listed (on the Nasdaq Over-The-Counter service if the Common Stock is then quoted on such service/bulletin board).

8. Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

9. Transfers, etc.

(i) Warrant Register.  The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

(ii) Registered Holder.  Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10. No Rights as Stockholder.  Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11. Successors.  The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the Company and any transferees of Warrant Holder.

12. Change or Waiver.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

13. Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

14. Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to principles of conflicts of laws.

15. Jurisdiction and Venue.  The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in any state court located in New York, New York or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of any state court located in New York, New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service or any and all process which may be served in any such suit, action or proceeding in any state court located in New York, New York or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

16. Mailing of Notices, etc.  All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent to the Registered Holder or the Company, as the case may be, by hand delivery, private overnight courier, with acknowledgment of receipt, or by registered or certified mail, return receipt requested, as follows:

Registered Holder:  To Registered Holder’s address as provided on the Subscription Agreement or otherwise in the Company’s Records.

The Company:  To the Company’s Principal Executive Offices Attention: President and Chief Executive Officer.

(with a copy, which shall not constitute notice to):

The Newman Law Firm, PLLC

14 Wall Street, 20th Floor

New York, NY  10005

or to such other address as any of them, by notice to the others may designate from time to time.  Time shall be counted to, or from, as the case may be, the date of delivery in person or by overnight courier or five (5) business days after mailing.

DEER CONSUMER PRODUCTS, INC.

By:	/s/
Name: Ying He
Title: Chief Executive Officer

EXHIBIT 1

NOTICE OF EXERCISE

Date:
TO:           Deer Consumer Products, Inc.
Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, Peoples Republic of China
Attn: Mr. Ying He, Chief Executive Officer

1. The undersigned hereby elects to purchase ______ shares of the Common Stock of Deer Consumer Products, Inc. pursuant to terms of the attached Warrant, and tenders herewith payment of $______ (at the rate of $_____ per share of Common Stock) in payment of the Exercise Price(s) pursuant thereto, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below.

Signature of Registered Holder

Print Name:

Notice:  The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:
(Print in Block Letters

Address:

EXHIBIT 2

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ the right represented by the within Warrant to purchase______ shares of Common Stock of Deer Consumer Products, Inc. to which the within Warrant relates and appoints _____________________________ attorney to transfer said right on the books of Deer Consumer Products, Inc. with full power of substitution in the premises.

Dated:

______________, ____

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

_______________________